                                                                     EXHIBIT 4.1

[FACE OF CERTIFICATE]

[Image of Logo]
RealTrust Asset Corporation
NUMBER
RAC
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 756069 10 0
THIS CERTIFIES THAT
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
$.001 PER SHARE, OF
RealTrust Asset Corporation
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Date:
[Signature image of][Steven K. Passey]
Chief Financial Officer
[Image of Seal]
[Signature image of][John D. Fry]
Chief Executive Officer
Countersigned and Registered:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
Transfer Agent
And Registrar
By
Authorized Signature
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[BACK OF CERTIFICATE]

RealTrust Asset Corporation
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT __________ Custodian _________
                  (Cust)               (Minor)
under Uniform Gifts to Minors
Act_______
   (State)
UNIF TRF MIN ACT ______ Custodian _______ (until age ______)
                 (Cust)           (Minor)
________under Uniform Transfers
(Minor)
to Minors Act_______
             (State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, _______ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE____________________________________________________________
____________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
OF ASSIGNEE)
____________________________________________________________________
____________________________________________________________________
Shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________ Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated________________
____________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
By__________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15